Franklin Bank

The Franklin Family of Community Banks℠

Investor Presentation
3rd Quarter 2007

NASDAQ: FBTX

Forward-Looking

This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives, expectations, and strategies, and the results of our operations and our business. However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. We caution listeners and readers of this presentation not to place undue reliance on these forward-looking statements because the statements are influenced by factors such as interest rates and the effect of competition that could cause the Company's actual results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors including fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political, regulatory and technological conditions. We caution that the foregoing list is not exhaustive. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. These factors are discussed in more detail in Franklin Bank Corp.'s Annual Report on Form 10-K for the year ended December 31, 2006.

Agenda

- History / Overview
- Business Drivers
- Business Segments
  - Banking
  - Mortgage Banking
- Mergers and Acquisitions
- Financial Results

Franklin Bank

The Franklin Family of Community Banks℠

History / Overview

NASDAQ: FBTX

Franklin Bank Corp. is 5 years old!

- Franklin Bank Corp. began operations in April 2002.
- Franklin Bank Corp. began trading its common stock on the NASDAQ in December 2003 under the ticker symbol FBTX.
- Franklin Bank Corp. raised additional capital through a preferred stock offering trading on the AMEX under the ticker symbol FBK-P.

Why is Franklin different?

We are developing The Franklin Family of Community Banks outside the major metropolitan areas in Texas. The bank is supported by lending production. We aim to be a low cost producer, provide high-quality customer service and an excellent return to our investors.

Franklin Bank Today

- ✓ Scarcity value…one of 9 Texas-based banks
- ✓ Total Assets: $5.5 billion at 6/30/2007
- ✓ Common Stock Ticker Symbol: FBTX – NASDAQ
  - ✓ Institutions 82%
  - ✓ Management and Directors 10%
- ✓ Preferred Stock Ticker Symbol: FBK-P - AMEX

Franklin continues to transform…

Into a commercial bank based in the communities outside the major metropolitan areas of Texas.

Balance Sheet Repositioning Continues



$'s are in thousands
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
$282,816
$646,092
$1,154,158
$1,861,003
$2,174,964
12/31/2003
12/31/2004
12/31/2005
12/31/2006
6/30/2007
Commercial & Consumer Loans
1-4 Family Loans as a % of Total Loans

Franklin Bank

NASDAQ: FBTX

Management Team

Anthony Nocella	Chief Executive Officer & President of Franklin Bank Corp.
Andy Black	President & Chief Operating Officer of Franklin Bank S.S.B.
Dan Cooper	Executive Vice President & Managing Director - Mortgage Banking
Michael Davitt	Executive Vice President & Managing Director - Commercial Lending
Max Epperson	Executive Vice President & Chief Credit Officer
David Jones	Executive Vice President & General Counsel
Kelley Lee	Executive Vice President & Managing Director of East Texas
Russell McCann	Executive Vice President & Chief Financial Officer
Glenn Mealey	Executive Vice President & Managing Director - Administration
Jan Scofield	Executive Vice President & Chief Information Officer

Board of Directors

Lewis Ranieri, *Chairman of the Board*
Anthony Nocella, *Chief Executive Officer & President*
Lawrence Chimerine
David Golush
James Howard
Alan Master
Robert Perro
William Rhodes
John Selman

Franklin Bank

The Franklin Family of Community Banks[SM]

Business Drivers

Business Drivers

- Increase earning assets
- Increase community banking deposits
- Increase non-interest income
- Improve operating expense ratio
- Strive to have an efficiency ratio of 50%



Franklin Bank

The Franklin Family of Community Banks℠

Banking

Banking

Franklin offers Community Banking in Texas through 45 community banking offices and Commercial Lending nationwide through 8 commercial lending offices.

Community Banking

Provide "big city" banking to the small towns outside the major metropolitan cities in Texas.

Creating a franchise


OKLAHOMA
Oklahoma City
Albuquerque
Amarillo
Little Rock
UNITED STATES
NEW MEXICO
ARKANSAS
Lubbock
Wichita Falls
Fort Worth
Abilene
Dallas
TEXAS
Waco
LOUISIANA
Ciudad Juárez
Austin
Beaumont
Houston
San Antonio
CHIHUAHUA
Acuña
Chihuahua
Piedras Negras
COAHUILA
Cuauhtémoc
MEXICO
Laredo
Corpus Christi
Gulf of
Hidalgo del
NUEVO LEÓN
McAllen

- Community Banking Offices (45)
- Corporate Headquarters

Franklin Bank

Community bank deposits continue to increase

$'s are in thousands



$2,000,000
$1,600,000
$1,200,000
$800,000
$400,000
$0
$720,704
$1,252,915
$1,440,714
$1,963,503
12/31/2004
12/31/2005
12/31/2006
6/30/2007

Franklin Bank

NASDAQ: FBTX

Franklin Bank

The Franklin Family of Community Banks℠

Mortgage Banking

NASDAQ: FBTX

What is our mortgage business?

- Only 20% of total net income is contributed by Mortgage Banking
- Currently amortizing off approximately $30-40 million per month of single family loans
- Tightening of product guidelines in secondary market causes lower originations

Characteristics of the Placeholder…

- De minimus sub-prime
- Average FICO of 711
- Average loan-to-value of 72%
- No negative amortization or pay-option ARM loans

Franklin Bank

The Franklin Family of Community Banks℠

Mergers and Acquisitions

NASDAQ: FBTX

Completed 10 acquisitions

Name	Acquisition Date	Assets	Deposits
Franklin Bank	April 2002	$ 61.3MM	$ 58.5 MM
Highland Lakes Bank	April 2003	$ 83.6MM	$ 72.9 MM
Jacksonville Savings Bank	December 2003	$ 468.0MM	$ 399.8 MM
Lost Pines National Bank	February 2004	$ 40.6MM	$ 36.3 MM
Cedar Creek Bank	December 2004	$ 108.1MM	$ 96.7 MM
First National Bank of Athens	May 2005	$ 208.8MM	$ 184.9 MM
Elgin Bank of Texas	July 2005	$ 83.7MM	$ 73.7 MM
Branch Acquisition	December 2005	$ 12.6 MM	$ 274.7 MM
Branch Acquisition	December 2006	$ 3.7 MM	$ 43.0 MM
First National Bank of Bryan (FNB)	May 2007	$ 516.0 MM	$ 471.0 MM
	TOTALS	**$1,586.4 MM**	**$ 1,711.5 MM**

Franklin Bank

NASDAQ: FBTX

First National Bank of Bryan Profile

- 6 banking offices that provided approximately:
  - $516 million in assets
  - $388 million in community banking / commercial loans
  - $471 million in community banking deposits
- Closed on May 8, 2007
- Integrated technology and operations in 3rd quarter
- Cost saves will be 60% realized by the end of the 4th qtr. 2007

Franklin Bank

The Franklin Family of Community Banks℠

Financial Results

NASDAQ: FBTX

Assets

$'s are in thousands


$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$2,251,300
$3,479,734
$4,471,252
$5,537,367
$5,545,765
12/31/2003
12/31/2004
12/31/2005
12/31/2006
6/30/2007

Loan Composition



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1.80%
5.20%
3.30%
11.20%
78.40%
2.50%
5.70%
4.70%
17.70%
69.40%
2.40%
4.10%
7.80%
25.80%
59.90%
5.10%
4.90%
11.50%
30.10%
48.40%
2004
2005
2006
2007
Consumer
Commercial
CRE
Builder lines
Single family

Franklin Bank

Funding Mix



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2004
2005
2006
2007
2.30%
2.40%
6.40%
11.70%
24.80%
52.40%
5.20%
3.70%
5.90%
16.80%
21.90%
46.50%
3.00%
3.30%
5.30%
17.50%
24.10%
46.80%
4.20%
6.30%
8.80%
22.00%
17.20%
41.50%
Checking
Non-interest Bearing
MMkt & Savings
CD's
Wholesale CD's
FHLB

Earnings are expected to be…

1st Qtr. - $0.26 (actual)

2nd Qtr. - $0.30 (actual)

3rd Qtr. - $0.32 - $0.34

4th Qtr. - $0.34 - $0.36

2007 $1.22 - $1.26 per diluted share

Why Franklin Bank?

- Attractive markets and solid economics across Texas
- Stable and improving core funding base
- Improving loan portfolio mix
- Expanding net yield on earning assets
- Low risk balance sheet with minimal sub prime exposure and
- Improving operating leverage

Franklin Bank

The Franklin Family of Community Banks SM

Thank you for your interest in Franklin Bank (FBTX)!

www.bankfranklin.com